Exhibit 10.2

EXECUTION VERSION

SECURITY AGREEMENT

By

CPI International, Inc.,
as Borrower,

THE GUARANTORS PARTY HERETO

and

UBS AG, STAMFORD BRANCH,
as Collateral Agent

______________________

Dated as of April 7, 2014

TABLE OF CONTENTS
Page
PREAMBLE    1
RECITALS    1
AGREEMENT    1

ARTICLE I.
DEFINITIONS AND INTERPRETATION
SECTION 1.1    Definitions    2
SECTION 1.2    Interpretation    6
ARTICLE II.
GRANT OF SECURITY AND SECURED OBLIGATIONS
SECTION 2.1    Grant of Security Interest    7
SECTION 2.2    Filings    7
ARTICLE III.
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1    Delivery of Certificated Securities Collateral    8
SECTION 3.2    Perfection of Uncertificated Securities Collateral    8
SECTION 3.3    Financing Statements and Other Filings; Maintenance of Perfected Security Interest    9
SECTION 3.4    Other Actions    9
SECTION 3.5    Joinder of Additional Guarantors    10
SECTION 3.6    Return of Certificated Securities Collateral    11
ARTICLE IV.
REPRESENTATIONS, WARRANTIES AND COVENANTS
SECTION 4.1    [Reserved]    11
SECTION 4.2    [Reserved]    11
SECTION 4.3    Defense of Claims; Transferability of Pledged Collateral    11
SECTION 4.4    Other Financing Statements    11
SECTION 4.5    [Reserved]    11
SECTION 4.6    Due Authorization and Issuance    11
SECTION 4.7    Consents, etc.    11
SECTION 4.8    Pledged Collateral    11
SECTION 4.9    Insurance    12

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Page
SECTION 4.10    [Reserved]    12
SECTION 4.11    [Reserved]    12
ARTICLE V.
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
SECTION 5.1    Pledge of Additional Securities Collateral    12
SECTION 5.2    Voting Rights; Distributions; etc.    12
SECTION 5.3    [Reserved]    13
SECTION 5.4    Certain Agreements of Pledgors As Issuers and Holders of Equity Interests    13
ARTICLE VI.
CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1    Grant of Intellectual Property License    14
SECTION 6.2    Protection of Collateral Agent’s Security    14
SECTION 6.3    After-Acquired Property    14
SECTION 6.4    Litigation    15
ARTICLE VII.
[RESERVED]
ARTICLE VIII.
[RESERVED]
ARTICLE IX.
REMEDIES
SECTION 9.1    Remedies    16
SECTION 9.2    Notice of Sale    17
SECTION 9.3    Waiver of Notice and Claims    18
SECTION 9.4    Certain Sales of Pledged Collateral    18
SECTION 9.5    No Waiver; Cumulative Remedies    19
SECTION 9.6    Certain Additional Actions Regarding Intellectual Property    19
ARTICLE X.
APPLICATION OF PROCEEDS
SECTION 10.1    Application of Proceeds    19

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Page
ARTICLE XI.
MISCELLANEOUS
SECTION 11.1    Concerning Collateral Agent    19
SECTION 11.2    Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact    20
SECTION 11.3    Continuing Security Interest; Assignment    21
SECTION 11.4    Termination; Release    21
SECTION 11.5    Modification in Writing    22
SECTION 11.6    Notices    22
SECTION 11.7    Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial    22
SECTION 11.8    Severability of Provisions    22
SECTION 11.9    Execution in Counterparts    22
SECTION 11.10    Business Days    23
SECTION 11.11    No Credit for Payment of Taxes or Imposition    23
SECTION 11.12    No Claims Against Collateral Agent    23
SECTION 11.13    No Release    23
SECTION 11.14    Obligations Absolute    23
SECTION 11.15    Other Agreements    24

SIGNATURES        S-1

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EXHIBITS
EXHIBIT 1    [Reserved]
EXHIBIT 2    Form of Securities Pledge Amendment
EXHIBIT 3    Form of Joinder Agreement
EXHIBIT 4    Form of Copyright Security Agreement
EXHIBIT 5    Form of Patent Security Agreement
EXHIBIT 6    Form of Trademark Security Agreement

SCHEDULES
SCHEDULE 1    Pledged Securities and Intercompany Notes
SCHEDULE 2    Filing Offices
SCHEDULE 3    Instruments; Chattel Paper
SCHEDULE 4    [Reserved]
SCHEDULE 5    Copyrights, Patents, Trademarks and Intellectual Property Licenses
SCHEDULE 6    Commercial Tort Claims
SCHEDULE 7    [Reserved]

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SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of April 7, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by CPI International, Inc., a Delaware corporation (the “Borrower”), and each guarantor from time to time signatory hereto as a pledgor (each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrower and any successors thereto, the “Pledgors,” and each, a “Pledgor”), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined) (in such capacity and together with any successors in such capacities, the “Collateral Agent”).
R E C I T A L S :
A.    The Borrower, the Guarantors, the Collateral Agent, UBS AG, Stamford Branch, in its capacity as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”), and the other agents and lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    Each Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations (as defined in the Credit Agreement).
C.    The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.
D.    This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Credit Agreement) to secure the payment and performance of all of the Secured Obligations.
E.    It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement, (ii) the obligations of the Issuing Bank to issue Letters of Credit and (iii) the performance of the obligations of the Secured Parties under Hedging Agreements and Treasury Services Agreements that constitute Secured Obligations that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.
A G R E E M E N T :
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1Definitions.

(a)Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Deposit Account”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”; “Instrument” (as defined in Article 9 of the UCC); “Inventory”; “Investment Property”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b)Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Sections 1.03 and 1.06 of the Credit Agreement shall apply herein mutatis mutandis.

(c)The following terms shall have the following meanings:

“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

“Administrative Agent” shall have the meaning assigned to such term in Recital A hereof.
“Agreement” shall have the meaning assigned to such term in the Preamble hereof.
“Borrower” shall have the meaning assigned to such term in the Preamble hereof.
“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.
“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants, between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished), including those listed on Schedule 5, and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) rights corresponding thereto throughout the world, (iv) rights to sue for past, present or future infringements thereof and (v) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof.
“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.
“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.
“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
“Excluded Equity Interests” shall mean:
(a)    any Equity Interests in any Subsidiary that is not a Wholly Owned Subsidiary to the extent the granting of a security interest in such Equity Interest would be prohibited by organizational or governance documents of such Subsidiary or would trigger termination pursuant to any “change of control” or similar provision (after giving effect to Sections 9‑406(d), 9‑407(a), 9‑408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);
(b)    any Equity Interests which are not required to be pledged pursuant to Section 5.11(b) of the Credit Agreement;
(c)    any Equity Interests of a Domestic Subsidiary which is a Subsidiary of a CFC or a CFC Holdco; and
(d)    any Equity Interests consisting of Margin Stock .
“Excluded Property” shall mean
(a)    motor vehicles and other assets subject to certificates of title;
(b)    any lease, license or other agreement or any property subject to a Purchase Money Obligation, Capital Lease Obligation or similar arrangements, in each case, to the extent permitted by the Credit Agreement and to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement, Purchase Money Obligation, Capital Lease Obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or a Guarantor) (after giving effect to Sections 9‑406(d), 9‑407(a), 9‑408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);
(c)    any property and assets the pledge of which is prohibited by law or would require governmental consent, approval, license or authorization that has not been obtained (after giving effect to Sections 9‑406(d), 9‑407(a), 9‑408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);

(d)    any intent-to-use trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. Section 1051(c) or 15 U.S.C. Section 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. Section 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office;
(e)    Excluded Equity Interests; and
(f)    assets in circumstances where the Administrative Agent and the Borrower agree in writing that the cost, burden or consequences (including adverse tax consequences) of obtaining or perfecting a security interest in such assets is excessive in relation to the practical benefit afforded thereby;
provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b), (c), (d), (e) or (f) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clause (a), (b), (c), (d), (e) or (f)).
“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.
“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill, but, so long as the creation of a security interest therein by Pledgor would result in the loss by such Pledgor of any rights therein, excluding any intent-to-use trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. Section 1051(c) or 15 U.S.C. Section 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. Section 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office.
“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright, whether such Pledgor is a licensor or licensee under any such license or agreement, including such items listed on Schedule 5.
“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 1 and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.
“Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is (i) necessary for the use and operation of the Pledged Collateral or Mortgaged Property or (ii) material to the conduct of any Pledgor’s business.
“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), including those listed on Schedule 5, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) rights corresponding thereto throughout the world, (v) rights to sue for past, present or future infringements thereof and (vi) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof.
“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.
“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.
“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 1 as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include any Excluded Equity Interests.
“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.
“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions (other than cash Distributions).
“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), logos, certification marks, trade dress, domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including those listed on Schedule 5, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) rights corresponding thereto throughout the world, (iv) rights to sue for past, present and future infringements thereof and (v) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof.
“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
SECTION 1.2Interpretation.

The rules of interpretation specified in the Credit Agreement (including Sections 1.03 and 1.06 thereof) shall be applicable to this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1Grant of Security Interest.

As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

i.all Accounts;
ii.all Equipment, Goods, Inventory and Fixtures;
iii.all Documents, Instruments and Chattel Paper;
iv.all Letter-of-Credit Rights;
v.all Securities Collateral;
vi.all Investment Property;
vii.all Intellectual Property Collateral;
viii.the Commercial Tort Claims described on Schedule 6 (as supplemented by any written notification given by a Pledgor to the Collateral Agent pursuant to Section 3.4(f));
ix.all General Intangibles;
x.all Money and all Deposit Accounts
xi.all Supporting Obligations;
xii.all books and records; and
xiii.all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.
Notwithstanding anything to the contrary contained in this Section 2.1(a), the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property; provided, however, notwithstanding any of the foregoing, “Pledged Collateral” shall include the Equity Interests set forth on Schedule 1.
SECTION 2.2Filings.

a.Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged

Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents for the purpose of perfecting or continuing the security interest granted by such Pledgor hereunder, without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” or words of similar import or meaning and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

b.Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), including the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1Delivery of Certificated Securities Collateral.

Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that (assuming continuing possession by the Collateral Agent of any such Securities Collateral constituting certificated Securities Collateral) the Collateral Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within 60 days after the acquisition thereof or such longer period as may be approved in writing by the Administrative Agent in its reasonable discretion) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2Perfection of Uncertificated Securities Collateral.

Each Pledgor represents and warrants that, after the acceptance by the applicable filing office of the financing statements referred to in Section 2.2, subject to Permitted Liens, the Collateral Agent will have a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof.

SECTION 3.3Financing Statements and Other Filings; Maintenance of Perfected Security Interest.

Each Pledgor represents and warrants that, except for the actions described in Schedule 5.16 to the Credit Agreement during the time prior to which such actions are required to be taken pursuant thereto, all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified on Schedule 2 (in the case of the Intellectual Property Collateral, to the extent a security interest therein can be perfected by the filing of such financing statement, agreement, instrument or other document); provided, however, that the Pledgors shall not be required to perfect any security interest by filing in offices outside the United States. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to Permitted Liens; provided, however, that the Pledgor will not be required to take any action beyond that required pursuant to Section 2.2 in connection with any continuation statements required to be filed in order to avoid the lapsing of a UCC financing statement pursuant to Section 9-515 of the UCC.

SECTION 3.4Other Actions.

In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

a.Instruments and Tangible Chattel Paper. As of the date hereof, no amount individually or in the aggregate for any Pledgor in excess of $1,000,000 payable to any Pledgor under or in connection with any of the Pledged Collateral is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed on Schedule 3. Each Instrument and each item of Tangible Chattel Paper listed on Schedule 3 has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent exceeds $1,000,000 in the aggregate for any Pledgor, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within 30 days after receipt thereof or such longer period as the Collateral Agent may approve in writing in its reasonable discretion) endorse, assign and deliver the amount in excess to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

b.[Reserved]

c.[Reserved]

d.Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount individually or in the aggregate for any Pledgor in excess of $1,000,000 payable to any Pledgor under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 3. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9‑105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $1,000,000 in the aggregate for any Pledgor. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9‑105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

e.[Reserved]

f.Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims that are not listed on Schedule 6 pursuant to which such Pledgor reasonably expects to recover more than $1,000,000 relating to the Pledged Collateral. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim meeting such requirements, such Pledgor shall promptly notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

g.[Reserved]

h.No Control Agreements. No control agreements shall be required at any time with respect to Deposit Accounts or Securities Accounts.

SECTION 3.5Joinder of Additional Guarantors.

The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to become a Subsidiary Guarantor pursuant to the provisions of the Credit Agreement, to execute and deliver to the Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto and (ii) a Perfection Certificate, in each case, within sixty (60) days of the date on which it was acquired or created or such longer period as the Collateral Agent may approve in writing in its reasonable discretion, and upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. Upon the execution and delivery by any Subsidiary of a Joinder Agreement, the supplemental schedules attached to such Joinder Agreement shall be incorporated into and become part of and supplement the Schedules to this Agreement and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Joinder Agreement and from time to time. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6Return of Certificated Securities Collateral.

In the event any Subsidiary merges or consolidates with or into any other Subsidiary in a transaction permitted under Section 6.05 of the Credit Agreement, then, to the extent such Equity Interests are certificated, the Pledged Securities representing the Equity Interests of such Subsidiary shall be returned to the Borrower.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:
SECTION 4.1[Reserved]

SECTION 4.2[Reserved]

SECTION 4.3Defense of Claims; Transferability of Pledged Collateral.

Subject to Section 5.05 of the Credit Agreement, each Pledgor shall, at its own cost and expense, use commercially reasonable efforts to defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein materially adverse to the Collateral Agent or any other Secured Party other than Permitted Liens.

SECTION 4.4Other Financing Statements.

It has not filed, nor authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.

SECTION 4.5[Reserved]

SECTION 4.6Due Authorization and Issuance.

All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable.

SECTION 4.7Consents, etc.

In the event that the Collateral Agent, in compliance with the terms of this Agreement, desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
SECTION 4.8Pledged Collateral.

Except as expressly set forth herein, on and as of the Closing Date, the Pledged Collateral described on the Schedules constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

SECTION 4.9Insurance.

In the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose during the continuance of an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with the Credit Agreement.

SECTION 4.10[Reserved].

SECTION 4.11[Reserved].

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1Pledge of Additional Securities Collateral.

Each Pledgor shall, upon obtaining any additional Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within 30 days after receipt thereof or such longer period as the Collateral Agent may approve in writing in its reasonable discretion) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2Voting Rights; Distributions; etc.

a.So long as no Event of Default shall have occurred and be continuing and thereafter so long as the Borrower has not received written notice from the Collateral Agent stating its intention to exercise its rights and remedies under this Section 5.2:

i.Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations.

ii.Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within 30 days after receipt thereof or such longer period as the Collateral Agent may approve in writing in its reasonable discretion) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

b.So long as no Event of Default shall have occurred and be continuing and thereafter so long as Borrower has not received written notice from the Collateral Agent stating its intention to exercise its rights and remedies under this Section 5.2, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

c.Upon the occurrence and during the continuance of any Event of Default and receipt by the Borrower of written notice from the Collateral Agent stating its intention to exercise its rights and remedies under this Section 5.2:

i.All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

ii.All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

iii.Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

iv.All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall promptly (but in any event within 10 Business Days after receipt thereof by such Pledgor) be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3[Reserved]

SECTION 5.4Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

a.In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

b.In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1Grant of Intellectual Property License.

For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent of such Pledgor’s rights and effective only during the continuance of an Event of Default, an irrevocable, non-exclusive, worldwide, and royalty-free license to use, copy, distribute, prepare derivative works, display and otherwise commercially exploit in any manner any of the Intellectual Property Collateral and to grant any sublicenses of any of the foregoing rights without restriction, subject, in the case of Intellectual Property Licenses, to any applicable limitations imposed thereunder. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

SECTION 6.2Protection of Collateral Agent’s Security.

On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii)  not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iii) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (iv) not license any Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses (1) in a manner that materially and adversely affects the right to receive payments thereunder except as shall be consistent with commercially reasonable business judgment, or (2) in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, in each case, without the consent of the Collateral Agent, (v) diligently keep adequate records respecting all Intellectual Property Collateral, to the extent reasonably practical, and (vi) furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral, to the extent reasonably practical, and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request. Notwithstanding the foregoing, as long as no Event of Default has occurred and is continuing, nothing herein shall prevent any Pledgor from selling or disposing of any Intellectual Property Collateral as expressly permitted under the Credit Agreement.

SECTION 6.3After-Acquired Property.

If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any

Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (d) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. The Pledgors shall submit a report annually detailing all Intellectual Property Collateral created or acquired since the Agreement and will confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral; provided however, that the Pledgors shall not be required to perfect any security interest by filing in offices outside the United States. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedule 5 to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.

SECTION 6.4Litigation.

Unless there shall occur and be continuing any Event of Default, and the Borrower receives written notice from the Collateral Agent of its intent to exercise remedies hereunder, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all out-of-pocket costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 10.03 of the Credit Agreement. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral and an Event of Default has occurred and is continuing, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person.

ARTICLE VII

[RESERVED]

ARTICLE VIII

[RESERVED]

ARTICLE IX

REMEDIES

SECTION 9.1Remedies.

a.Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
i.Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

ii.Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than five Business Days after receipt thereof or such longer period as agreed by the Administrative Agent) pay such amounts to the Collateral Agent;

iii.Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

iv.Following written notice from Collateral Agent to Borrower in accordance with Section 5.2(a), take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

v.[Reserved]

vi.Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof; provided, however, that the Collateral Agent shall exercise such voting rights only following written notice from the Collateral Agent to Borrower in accordance with Section 5.2;

vii.Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

viii.Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

b.The Secured Parties hereby irrevocably authorize the Collateral Agent, upon the written consent of the Required Lenders to credit bid all or any portion of the Secured Obligations (in an amount and on such terms as may be directed by the Required Lenders) and purchase at any sale of Collateral conducted under the provisions of the UCC or the Bankruptcy Code or other similar dispositions of Collateral (either directly or through one or more acquisition vehicles) all or any portion of the Collateral on behalf of and for the benefit of the Secured Parties. Each Secured Party hereby agrees that, except as otherwise expressly provided in the Loan Documents or with the prior written consent of the Collateral Agent and the Required Lenders, it will not exercise any right that it might otherwise have to credit bid at any sales of all or any portion of the Collateral conducted under the provisions of the UCC or the Bankruptcy Code or other similar dispositions of Collateral.

SECTION 9.2Notice of Sale.

Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3Waiver of Notice and Claims.

Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of bad faith, gross negligence or willful misconduct on the part of the Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 9.4Certain Sales of Pledged Collateral.

a.Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

b.Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

c.Reserved.

d.If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 9.5No Waiver; Cumulative Remedies.

a.No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

b.In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6Certain Additional Actions Regarding Intellectual Property.

If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1Application of Proceeds.

The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1Concerning Collateral Agent.

a.The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

b.The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

c.The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

d.The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.13(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 11.2Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact.

If any Pledgor shall fail to perform any covenants contained in this Agreement after giving effect to all applicable grace periods or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) during the continuation of an Event of Default do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time during the continuance of an Event of Default in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3Continuing Security Interest; Assignment.

This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and permitted assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Hedging Agreement or a Treasury Services Agreement, such Hedging Agreement or Treasury Services Agreement, as applicable. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4Termination; Release.

When all the Secured Obligations have been paid in full (other than contingent indemnification obligations in which no claim has been made or is reasonably foreseeable) and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or Cash Collateralized in accordance with the provisions of the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC‑3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

a.If any of the Pledged Collateral shall be sold, transferred or otherwise disposed of by any Pledgor in a sale, transfer or other disposition permitted by the Credit Agreement, other than with respect to a sale, transfer or other disposition to another Pledgor, then such Pledged Collateral shall be automatically and without further action released from the security interests created by this Agreement. If (i) all or substantially all of the Equity Interests of a Pledgor are sold or otherwise transferred pursuant to a transaction permitted by the Credit Agreement (other than to another Pledgor), (ii) a Pledgor is designated as an Unrestricted Subsidiary in accordance with the terms of the Credit Agreement or (iii) a Pledgor is otherwise released from its guarantee of the Obligations pursuant to the Credit Agreement, in each case, such Pledgor shall be automatically and without further action released from its obligations under this Agreement. In each case, the Collateral Agent, at the request and sole expense of such Pledgor, shall execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable for the termination and release of the Liens created hereby on Pledged Collateral of such Pledgor, or such Pledgor, as applicable.

b.Notwithstanding anything to the contrary contained herein or elsewhere, if (i) the Obligations have been paid in full (other than contingent indemnification obligations not then due and payable) and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or collateralized in accordance with the provisions of the Credit Agreement, (ii) Secured Obligations of the type described in clauses (b) and (c) of the definition of Secured Obligations (“Remaining Secured Obligations”) remain outstanding and

(iii) all or a portion of the repayment of the Obligations is financed by the proceeds of Indebtedness of one or more Loan Parties or any Affiliate of a Loan Party (“Refinancing Indebtedness”) which Refinancing Indebtedness is secured by property of such persons, this Agreement shall terminate as if the Remaining Secured Obligations have been paid in full and the provisions of paragraph (a) of this Section 11.4 shall apply concurrently with the incurrence of the Refinancing Indebtedness and the securing of the Refinancing Indebtedness and the Remaining Secured Obligations on an equal and ratable basis. For the avoidance of doubt, if the Refinancing Indebtedness is not secured, this Agreement shall not terminate but shall remain in full force and effect.

SECTION 11.5Modification in Writing.

No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Pledgors and the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6Notices.

Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8Severability of Provisions.

Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9Execution in Counterparts.

This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10Business Days.

In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11No Credit for Payment of Taxes or Imposition.

Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

SECTION 11.12No Claims Against Collateral Agent.

Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13No Release.

Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 11.14Obligations Absolute.

All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

i.any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

ii.any lack of validity or enforceability of the Credit Agreement, any Hedging Agreement, any Treasury Services Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

iii.any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Hedging Agreement, Treasury Services Agreement or any other Loan Document or any other agreement or instrument relating thereto;

iv.any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

v.any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Agreement, any Treasury Services Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

vi.any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor, except payment in full.

SECTION 11.15Other Agreements.

The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

i.To the fullest extent possible, the terms and provisions of the Credit Agreement shall be read together with the terms and provisions of this Security Agreement such that the terms and provisions of this Agreement shall supplement, rather than conflict with, the terms and provisions of the Credit Agreement; provided, however, that, notwithstanding the foregoing, in the event any of the terms or provisions of this Agreement conflict with any of the terms or provisions of the Credit Agreement, such that it is impractical for such terms or provisions to coexist, the terms or provisions of the Credit Agreement shall govern and control for all purposes other than with respect to the grant of security interests set forth in Section 2.1; provided further, that all terms, provisions and supplemental rights and remedies in favor of the Collateral Agent included in this Agreement but not in the Credit Agreement shall be deemed not to be a conflict with the Credit Agreement, and all such additional terms, provisions and supplemental rights and remedies contained herein shall be given full force and effect.

ii.In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

iii.If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other document in respect of such collateral, the provisions of this Agreement shall control unless the other deed of trust, mortgage, security agreement, pledge or instrument expressly states otherwise.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
As Pledgor
CPI INTERNATIONAL, INC.,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Chief Financial Officer, Treasurer and
Secretary

CPI INTERNATIONAL HOLDING CORP.,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Chief Financial Officer, Treasurer and
Secretary

COMMUNICATIONS & POWER INDUSTRIES LLC,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Chief Financial Officer, Treasurer and
Secretary

CPI ECONCO DIVISION,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary & Treasurer

CPI MALIBU DIVISION,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary & Chief Financial Officer

CPI SUBSIDIARY HOLDINGS LLC,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary

COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC.,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary

COMMUNICATIONS & POWER INDUSTRIES ASIA INC.,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary & Treasurer

CPI LOCUS MICROWAVE, INC.,
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary & Treasurer

CPI RADANT TECHNOLOGIES DIVISION INC.
As Pledgor
By:    /s/ JOEL A. LITTMAN
Name: Joel A. Littman
Title: Secretary

Accepted and Agreed:
UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:    /s/ LANA GIFAS
Name: Lana Gifas
Title:    Director

By:    /s/ JENNIFER ANDERSON
Name:     Jennifer Anderson
Title:    Associate Director

EXHIBIT 1

[Reserved]

EXHIBIT 2
[Form of]
SECURITIES PLEDGE AMENDMENT
This Securities Pledge Amendment, dated as of [                    ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 7, 2014, made by CPI International, Inc., a Delaware corporation (the “Borrower”), and the Guarantors party thereto in favor of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.
PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[                                                                ],
as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT 3
[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]
[Address of New Pledgor]

[Date]

Ladies and Gentlemen:
Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 7, 2014, made by CPI International, Inc., a Delaware corporation (the “Borrower”) and the Guarantors party thereto in favor of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).
This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                         ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby represents and warrants that the representations and warranties required to be made by it as a Pledgor under the Security Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof (except to the extent such representation and warranties expressly relate to an earlier date) and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement. The New Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether the New Pledgor is an organization, the type of organization and any organizational identification number issued to the New Pledgor, (ii) any financing or continuation statements or other documents for the purpose of perfecting or continuing the security interest granted by the New Pledgor hereunder, without the signature of the New Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” or words of similar import or meaning.

Annexed hereto are supplements to each of the schedules to the Security Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement.
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]
By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Schedules to be attached]

EXHIBIT 4
[Form of]
Copyright Security Agreement
Copyright Security Agreement, dated as of [ ], 2014, by [__________] and [___________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
Now, therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.    Grant of Security Interest in Copyright Collateral. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
(a)    Copyrights of such Pledgor listed on Schedule I attached hereto; and
(b)    all Proceeds of any and all of the foregoing (other than Excluded Property).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.
SECTION 5.    Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6.    Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[signature page follows]

In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[PLEDGORS]
By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

Owner	Registration Number	Title

Copyright Applications:

Owner	Title

EXHIBIT 5
[Form of]
Patent Security Agreement
Patent Security Agreement, dated as of [ ], 2014, by [________] and [_________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
Now, therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.    Grant of Security Interest in Patent Collateral. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
(a)    Patents of such Pledgor listed on Schedule I attached hereto; and
(b)    all Proceeds of any and all of the foregoing (other than Excluded Property).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.
SECTION 5.    Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6.    Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[signature page follows]

In Witness Whereof, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[PLEDGORS]
By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

Owner	Registration Number	Title

Patent Applications:

Owner	Application Number	Title

EXHIBIT 6
[Form of]
Trademark Security Agreement
Trademark Security Agreement, dated as of [ ], 2014, by [________] and [________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
Now, therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.    Grant of Security Interest in Trademark Collateral. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
(a)    Trademarks of such Pledgor listed on Schedule I attached hereto;
(b)    all Goodwill associated with such Trademarks; and
(c)    all Proceeds of any and all of the foregoing (other than Excluded Property).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5.    Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[signature page follows]

In Witness Whereof, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[PLEDGORS]
By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

Owner	Registration Number	Trademark

Trademark Applications:

Owner	Application Number	Trademark

Schedule 1

Pledged Securities and Intercompany Notes

Pledged Securities

Issuer	Record Owner	Certificate No.	No. Shares/Interest Pledged	Authorized Shares
CPI International, Inc.	CPI International Holding Corp.	5	1,110 shares of common stock / 100%	1,110 shares of common stock
Communications & Power Industries LLC	CPI International, Inc.	N/A	100% common interests / 100%	N/A
CPI Econco Division	Communications & Power Industries LLC	14	375 shares of common stock / 100%	20,000 shares of common stock
CPI Malibu Division	Communications & Power Industries LLC	15	45,699 shares of common stock / l 00%	50,000 shares of common stock
Communications & Power Industries International Inc.	CPI Subsidiary Holdings LLC	2	100 shares of common stock / 100%	1,000 shares of common stock
Communications & Power Industries Asia Inc.	CPI Subsidiary Holdings LLC	2	100 shares of common stock / 100%	1,000 shares of common stock
CPI Subsidiary Holdings LLC	Communications & Power Industries LLC	N/A	100% common interests / 100%	N/A
CPI Locus Microwave, Inc.	Communications & Power Industries LLC	12	754 shares of common stock / 100%	754 shares of common stock
CPI Radant Technologies Division Inc.	Communications & Power Industries LLC	25A	457,862.7 shares of common stock / 100%	1,000,000 shares of common stock
Communications & Power Industries Europe Limited	CPI Subsidiary Holdings LLC	8 9	155,612 shares of ordinary stock / 101,147 shares (65%) evidenced by certificate number 11 are pledged	200,000 shares of ordinary stock
Communications & Power Industries Australia PTY Limited	CPI Subsidiary Holdings LLC	11 12	60,01l shares of ordinary stock / 39,007 shares (65%) evidenced by certificate number 11 are pledged	60,012 shares of ordinary stock
	Communications & Power Industries LLC	13[1]	1 share of ordinary stock / 0.65 shares (65%) are pledged

_________________________
1    Not required to be delivered.

Issuer	Record Owner	Certificate No.	No. Shares/Interest Pledged	Authorized Shares
Communications & Power Industries Italia S.r.L.	CPI Subsidiary Holdings LLC	N/A	100% ownership interests / 65%	N/A
Communications & Power Industries India Private Limited	Communications & Power Industries International Inc.	1[2]	99,999 shares of common stock / 64,999.35 shares (65%) are pledged	5,000,000
	Communications & Power Industries Asia Inc.	2[3]	1 share of common stock / 0.65 shares (65%) are pledged
Communications & Power Industries Singapore Pte. Ltd.	Communications & Power Industries Asia Inc.	1 2[4]	2 ordinary shares / 1.3 ordinary shares (65%) are pledged	N/A
Communications & Power Industries Canada Inc.	CPI International, Inc.	2	l00 shares of common stock / 65 shares (65%) evidenced by certificate number 2 are pledged	Unlimited

Pledged Notes
None.

_________________________

[2]	Not required to be delivered.

[3]	Not required to be delivered.

[4]	No certificates required to be delivered.

Schedule 2

Filing Offices

Type of Filing	Entity	Jurisdictions
UCC-1 financing statement	CPI International Holding Corp.	Delaware Secretary of State
UCC-1 financing statement	CPI International, Inc.	Delaware Secretary of State
UCC-1 financing statement	Communications & Power Industries LLC	Delaware Secretary of State
UCC-1 financing statement	CPI Econco Division	California Secretary of State
UCC-1 financing statement	CPI Malibu Division	California Secretary of State
UCC-1 financing statement	CPI Subsidiary Holdings LLC	Delaware Secretary of State
UCC-1 financing statement	Communications & Power Industries International Inc.	Delaware Secretary of State
UCC-1 financing statement	Communications & Power Industries Asia Inc.	Delaware Secretary of State
UCC-1 financing statement	CPI Locus Microwave, Inc.	Delaware Secretary of State
UCC-1 financing statement	CPI Radant Technologies Division Inc.	Massachusetts Secretary of the Commonwealth
Mortgage filing	Communications & Power Industries LLC	Essex County, Massachusetts
United State Patent & Trademark Office filing	See Schedule 5 for record owner of the applicable Patents.	United States
United State Patent & Trademark Office filing	See Schedule 5 for record owner of the applicable Trademarks.	United States

Schedule 3

Instruments; Chattel Paper

I.    Promissory Notes:

None.

2.    Chattel Paper:

None.

Schedule 4

[Not Used]

Schedule 5

Copyrights, Patents, Trademarks and Intellectual Property Licenses

PATENTS56

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Method of and apparatus for Magnetic Focusing of Off-Axis Electron Beam	U.S.	10/192772	07/09/02	6,856,081	02/15/05	Communications & Power Industries Inc.	Issued
Method of and apparatus for Magnetic Focusing of Off-Axis Electron Beam (Division)	U.S.	10/996180	11/22/04	7,005,789	02/28/06	Communications & Power Industries Inc.	Issued
Method of and apparatus for Magnetic Focusing of Off-Axis Electron Beam	Japan	2004-520128	7/9/2003	4690036	6/1/2011	Communications & Power Industries Inc.	Issued

_________________________

[5]
For patents currently in the name of Radant Technologies, Inc. the Company has filed change of name to CPI Radant Technologies Division Inc. Will follow up with notice of recordation from the USPTO upon receipt.

[6]	Company has filed conversion from Communications & Power Industries, Inc. to Communications & Power Industries LLC. Will follow up with notice of recordation from the USPTO upon receipt.

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Method of and apparatus for heating a reaction vessel with microwave energy	U.S.	08/236759	04/29/94	5,532,462	07/02/96	Communications & Power Industries Inc.	Issued
Adaptive Heater Voltage Algorithm and Control System for Setting and Maintenance of the Heater Voltage of a Vacuum Electron Device	U.S.	09/629,315	7/31/00	6,456,009	9/24/02	Communications & Power Industries	Issued
Two State Power Converter with Interleaved Buck Regulators	U.S.	09/574,712	05/18/00	6,211,657	04/03/01	Communications & Power Industries	Issued
A multiple Stage Depressed Collector (MSDC) Klystron-Based Amplifier for Ground-Based Satellite and Terrestial Communications	U.S.	09/668,008	09/21/00	6,552,490	04/22/03	Communications & Power Industries Inc.	Issued
Crossed Field Device	U.S.	09/259,643	02/26/99	6,236,161	05/22/01	Communications & Power Industries Inc.	Issued

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Crossed Field Amplifier with Multipactor Suppression	U.S.	09/455,886	12/06/99	6,437,510	08/20/02	Communications & Power Industries Inc.	Issued
	FR	99961949.7	12/06/99	EP1155434	11/26/08		EP designates only France
Microwave Applicator for Heating a Moving Fluid	U.S.	10/160,666	5/30/2002	6,740,858	05/25/04	Communications & Power Industries	Issued
	PCT	02741805.2	05/30/02	EP1397939	12/19/07		Issued EP designates only Finland.
Waveguide Foreign Object Damage Prevention Window	U.S.	10/222,255	08/16/02	6,867,401	03/15/05	Communications & Powers Industries	Issued
	PCT	02770405.5	08/16/02	EP1428287	10/29/08		Issued
	AUS	2002335641	8116/02	2002335641	8/10/06		Issued
	CA	2456227	8116/02	2456227	8/10/10		Issued
							EP patent designates only France and Great Britain

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
High Frequency Vacuum Tube with Closely Spaced Cathode and Non- Emissive Grid	FR	94303848.9	05/27/94	0627757	11/25/98		Issued
	GB	94303848.9	05/27/94	0627757	11/25/98		EP patent designates only France and Great Britain
Cover Assembly for Vacuum Electronic Device	U.S.	09/778,387	02/06/01	7,029,296	04/18/06	Communications & Powers Industries	Issued
Dynamic Depressed Collector	U.S.	11/347,357	02/03/06	7,368,874	05/06/08	Communications & Powers Industries, Inc. a Satcom Division	Issued
L-Band Inductive Output Tube	U.S.	10/982,192	11/04/04	7,145,297	12/05/06	Communications & Power Industries, Inc.	Issued
Breach Lock Mechanism Seating Vacuum Electron Device	U.S.	11/370,708	03/07/06	7,384,293	6/10/08	Communications & Power Industries, Inc.	Issued

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Radio Frequency Isolation System and Cover Assembly for Vacuum Electron Device	U.S.	11/370,429	03/07/06	7,359,206	04/15/08	Communications & Power Industries, Inc.	Issued
High Voltage Connection for Vacuum electron device	U.S.	11/370,279	03/07/06	7,242,135	07/10/07	Communications & Power Industries, Inc.	Issued
Liquid Cooling System for Linear Beam Device Electrodes	U.S.	11/376,970	03/15/06			Communications & Power Industries, Inc.	Published
Waveguide Attenuator Having Coaxial Probes	U.S.	12/047,339	03/13/08	7,733,195	06/08/10	Communications & Power Industries, Inc.	Issued
Grid for Vacuum Electronic Device and Method for manufacture of same	U.S.	12/008,069	01/07/08	8,278,812	10/02/12	Communications & Power Industries, Inc.	Issued

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Dynamic Depressed Collector	U.S.	12/075,870	03/14/08	7,888,873	02/15/11	Communications & Power Industries, Inc.	Issued
Terahertz Sheet Beam Klystron	U.S.	12/074,558	03103108	8,076,853	12/13/11	Communications & Power Industries, Inc.	Issued
Multiple stage depressed collector (MSDC) kly-stron based amplifier for ground based satellite and terrestrial communications	U.S.	10/387,929	3/12/03	6,870,318	3/22/05	Communications & Power Industries, Inc.	Issued
Dynamic Plasma Driven Antenna	U.S.	08/788,818	01/23/97	5,864,322	01/26/99	Communications & Power Industries, Inc.	Issued
Low-Windload Satellite Antenna	U.S.	09/169,454	10/09/98	6,198,457	03/06/01	Communications & Power Industries, Inc.	Issued
Digital Beamforming Radar System	U.S.	10/121,964	04/12/02	6,882,311	04/19/05	Communications & Power Industries, Inc.	Issued
Plasma Phased Array Electronic Scan Antenna	U.S.	10/427,705	04/30/03	6,856,301	02/15/05	Communications & Power Industries, Inc.	Issued

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Planar Scanner Antenna for High Frequency Scanning and Radar Environments	U.S.	11/933,103	10/31/07	7,868,839	01/11/11	Communications & Power Industries, Inc.	Issued
Reflective Antenna Assembly	U.S.	11/933,053	10/31/07	8,159,410	04/17/12	Communications & Power Industries, Inc.	Issued
A Deployable Phasing System for Emulating Reflective Surfaces	U.S.	11/932,785	10/31/07	7,755,564	07/13/10	Communications & Power Industries, Inc.	Issued
System and Method for Providing a Deployable Phasing Structure	U.S.	11/933,040	10/31/07	7,872,614	01/18/11	CPI Malibu Division (Still in former name Malibu Research Associates, Inc.)[7]	Issued
Adjustable Paneling System for a Phasing Structure	U.S.	11/933,063	10/31/07	7,804,464	09/28/10	Communications & Power Industries, Inc.	Issued
Method and Apparatus For Focusing Of OffAxis Electron Beam	EPC	3763466.4	07/09/03	EP1522084	11/16/2011	Communications & Power Industries, Inc.	Issued

_________________________

[7]	Company has filed change of name to CPI Malibu Division. Will follow up with notice of rccordation from the USPTO upon receipt.

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Gun-Only Magnet Used For a Multi-Stage De- pressed Collector Kly-stron	U.S.	09/649,479	8/28/00	6,777,877	08/17/04	Communications & Power Industries, Inc.	Issued
Input Circuit for RF Amplifier	Japan	2001557067	2/7/2001	3955470	8/8/2007	Communications & Power Industries, Inc.	Issued
Circular crossed field amplifier especially magnetron construction having cylindrical cathode secondary electron transmission and outer cylindrical anode forming cycloidal electronic trajectory	FR	2784226	9/23/1999	2784226	8/3/2001	Communications & Power Industries, Inc.	Issued
B-sandwich radome fabrication	United States	11/434,485	05/15/06	7,420,523	September 2, 2008	Radant Technologies, Inc.	Issued
Lightweight C- sandwich radome fabrication	United States	11/434,052	05/15/06	7,463,212	December 9, 2008	Radant Technologies, Inc.	Issued
Multi-Band, Broadband, High Angle Sandwich Radomc Structure	United States	13/135,263	June 30, 2011	N/A	N/A	Radant Technologies, Inc.	Pending

Title	Country	Application No.	Filing Date	Patent No.	Issue Date	Registered Holder	Status
Lightweight, Multi-Band High Angle Sandwich Radome For Millimeter Wave Frequencies	United States	13/506,968	May 29, 2012	N/A	N/A	Radant Technologies, Inc.	Pending
Cross Field Amplifiers with Reduced Spurious	U.S.	13/424,460	03/20/12	N/A	N/A	CPI Beverly Microwave Division8	Published
Method and Apparatus for Testing an Antenna Control System	U.S.	09/181,366	10/28/98	6,107,958	08/22/00	CPI Malibu Division	Issued

_________________________

[8]	Corrective assignment has been filed. Will follow up with notice of rccordation from the USPTO upon receipt.

TRADEMARKS9

Registered Holder	Mark	Jurisdiction	App/Reg. No.	Status
Communications & Power Industries, Inc.	EIMAC (block)	Benelux	322,635	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	Benelux	322,634	Registered
Communications & Power Industries, Inc.	COMMUNICATIONS & POWER INDUSTRIES	Canada	529,576	Registered
Communications & Power Industries, Inc.	CPI	Canada	545,677	Registered
Communications & Power Industries, Inc.	EIMAC (block)	Canada	UCA19521	Registered
Communications & Power Industries, Inc	KLYSTRODE	Canada	415,873	Registered
Communications & Power Industries, Inc.	EIMAC (block)	Community Trademark	005759147	Registered
Communications & Power Industries, Inc.	COMMUNICATIONS & POWER INDUSTRIES	France	96/628,905	Registered
Communications & Power Industries, Inc.	CPI	Community Trademark	5129606	Registered
Communications & Power Industries, Inc.	CPI	France	96/629,153	Registered
Communications & Power Industries, Inc	EIMAC and Design (script with tube)	France	1,253,963	Registered
Communications & Power Industries, Inc.	EIMAC (stylized)	France	1,393,489	Registered
Communications & Power Industries, Inc.	KLYSTRODE	France	1,246,578	Registered

_________________________

[9]	Company has filed conversion from Co1nmunications & Power Industries, Inc. to Communications & Power Industries LLC. Will follow up with notice of recordation from the USPTO upon receipt.

Registered Holder	Mark	Jurisdiction	App/Reg. No.	Status
Communications & Power Industries, Inc.	CPI	Germany	39544851	Registered
Communications & Power Industries, Inc.	EIMAC (block)	Germany	871,602	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	Germany	826,924	Registered
Communications & Power Industries, Inc	KLYSTRODE	Germany	1,063,826	Registered
Communications & Power Industries, Inc.	EIMAC (stylized)	Hong Kong	19530644	Registered
Communications & Power Industries, Inc	EIMAC (block)	Hungary	117258	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	Hungary	117259	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	International-Japan, Russian Fed, Switzerland, Community Trademark	916474	Registered
Communications & Power Industries, Inc	KLYSTRODE	Italy	MI/2013/011320	Renewed under new app. no.
Communications & Power Industries, Inc	COMMUNICATIONS & POWER INDUSTRIES & Design	Japan	4,421,238	Registered
Communications & Power Industries, Inc	CPI and Design	Japan	4,318,749	Registered
Communications & Power Industries, Inc	EIMAC (block)	Japan	767,089	Registered
Communications & Power Industries, Inc.	KLYSTRODE	Japan	1,843,593	Registered
Communications & Power Industries, Inc.	EIMAC (script with tube)	Mexico	119942	Registered

Registered Holder	Mark	Jurisdiction	App/Reg. No.	Status
Communications & Power Industries, Inc.	EIMAC (stylized)	Mexico	47827	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	Russian Federation	50612	Registered
Communications & Power Industries, Inc.	EIMAC (block)	South Africa	859/47	Registered
Communications & Power Industries, Inc.	EIMAC (block)	Switzerland	272436	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	Switzerland	272562	Registered
Communications & Power Industries, Inc.	EIMAC and Design (script with tube)	Taiwan	43324	Registered
Communications & Power Industries, Inc.	CPI	U.K.	2,032,124	Registered
Communications & Power Industries LLC	EIMAC & Design	U.S.	693,775	Registered
Communications & Power Industries LLC	EIMAC & Design	U.S.	601,596	Registered
Communications & Power Industries, Inc.	KLYSTRODE	U.S.	1,230,935	Registered
Communications & Power Industries, Inc.	COMMUNICATIONS & POWER INDUSTRIES	U.S.	2,149,633	Registered
Communications & Power Industries LLC	CPI	U.S.	2,226,433	Registered
Communications & Power Industries LLC	CPI COMMUNICATIONS & POWER INDUSTRIES & Design	U.S.	2,074,430	Registered
Communications & Power Industries, Inc.	AUTOWAVE	U.S,	2,522,865	Registered
CPI Malibu Division	MALIBU RESEARCH	U.S.	1,916,061	Registered
CPI Malibu Division	FLAPS	U.S.	2,072,082	Registered

Registered Holder	Mark	Jurisdiction	App/Reg. No.	Status
CPI Malibu Division	EDGE SCANNER	U.S.	2,074,132	Registered
Communications & Power Industries LLC	SUPERLINEAR	U.S.	3,578,639	Registered
Communications & Power Industries, Inc.	EIMAC (block)	United Kingdom	879,729	Registered
Communications & Power Industries, Inc.	EIMAC (block)	United Kingdom	1,181,843	Registered
Communications & Power Industries, Inc.	EIMAC (script with tube)	United Kingdom	879,730	Registered
Communications & Power Industries, Inc.	KLYSTRODE	United Kingdom	1,203,881	Registered
Communications & Power Industries, Inc.	EIMAC (stylized)	Venezuela	F-015384	Registered
Communications & Power Industries, Inc.	Communications & Power Industries	Community Trademark	2279,024	Registered
Communications & Power Industries, Inc.	Communications & Power Industries	United Kingdom	2,032,119	Pending
Communications & Power Industries, Inc.	Communications & Power Industries	Italy	1213894	Pending
Communications & Power Industries, Inc.	CPI	Italy	1213893	Pending
CPI Locus Microwave, Inc.	Locus Microwave	U.S.	3,250,935	Registered

COPYRIGHTS

None.

INTELLECTUAL PROPERTY LICENSES

Patent Licenses:

Cross-License Agreement, dated as of August 10, 1995, between Varian Associates, Inc. and CPI International, Inc.

Trademark Licenses:

None.

Copyright

Licenses:

None.

Schedule 6

Commercial Tort Claims

None.

Schedule 7

[Reserved]